SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported):

                            September 11, 1998


                            TECO ENERGY, INC.
          (Exact name of registrant as specified in its charter)



        Florida                    1-8180                    59-2052286
(State or other jurisdiction  (Commission File              (IRS Employer
 of incorporation)                Number)               Identification No.)



             702 North Franklin Street, Tampa, Florida 33602
          (Address of principal executive offices and zip code)


           Registrant's telephone number, including area code:
                              (813) 228-4111

Item 5.   Other Events.
     On September 11, 1998, TECO Energy, Inc. (the "Company") entered into a Purchase Agreement (the "Purchase Agreement") with Morgan Stanley & Co. Incorporated and Citicorp Securities, Inc. (collectively, the "Underwriters") for the sale to the Underwriters of $150 million principal amount of Remarketed Notes Due 2038 (the "Notes"). The Notes are a portion of the $200 million principal amount of debt securities (the "Debt Securities") the Company registered under the Securities Act of 1933, as amended, on a registration statement (the "Registration Statement") on Form S-3 (File No. 333-60819). The Purchase Agreement incorporates terms from an Agency Agreement (the "Agency Agreement") dated September 11, 1998 among the
Company, Morgan Stanley & Co. Incorporated and Citicorp Securities, Inc., which also may provide terms for subsequent sales of Debt Securities. Closing of the transaction is expected to take place on September 16, 1998. The Notes will be issued and sold pursuant to an Indenture (the "Base Indenture") dated as of August 17, 1998 between the Company and The Bank of New York, as Trustee, as amended and supplemented by the First Supplemental Indenture thereto (the "Supplemental Indenture"). The Purchase Agreement and the forms of the Supplemental Indenture and the Note are exhibits to this Current Report on Form 8-K. The form of Base Indenture and Agency Agreement were filed as exhibits to the Registration Statement.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

     (c)  Exhibits

          (1.1) Purchase Agreement, dated September 11, 1998, among TECO Energy, Inc., Morgan Stanley & Co. Incorporated and Citicorp Securities, Inc.

          (1.2) Agency Agreement, dated September 11, 1998, among TECO Energy, Inc., Morgan Stanley & Co. Incorporated and Citicorp Securities, Inc.

          (4.1) Form of First Supplemental Indenture between TECO Energy, Inc. and The Bank of New York.

          (4.2)     Form of Remarketed Note Due 2038.

          (5.1) Opinion of Palmer & Dodge LLP regarding validity of the Notes, dated September 11, 1998.

          (23.1)    Consent of Palmer & Dodge LLP.  Included in Exhibit 5.1.

                           SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






September 11, 1998                      TECO ENERGY, INC.



                                        By:   /s/ G.L. Gillette
                                        G.L. Gillette
                                        Vice President-Finance and Chief
                                        Financial Officer

EXHIBIT INDEX
                                                             Page

(1.1)     Purchase Agreement, dated September 11, 1998,        5
               among TECO Energy, Inc., Morgan Stanley & Co.
               Incorporated and Citicorp Securities, Inc.

(1.2)     Agency Agreement, dated September 11, 1998,          8
               among TECO Energy, Inc., Morgan Stanley & Co.
               Incorporated and Citicorp Securities, Inc.

(4.1)     Form of First Supplemental Indenture between        37
               TECO Energy, Inc. and The Bank of New York.

(4.2)     Form of Remarketed Note Due 2038.                   78

(5.1)     Opinion of Palmer & Dodge LLP regarding validity   110
               of the Notes, dated September 11, 1998.

(23.1)    Consent of Palmer & Dodge LLP.  Included in         --
               Exhibit 5.1.